STOCK COMPENSATION PLANS	12 Months Ended
Dec. 31, 2012
Disclosure of Compensation Related Costs, Share-based Payments [Abstract]
STOCK COMPENSATION PLANS
STOCK COMPENSATION PLANS
In November 2009, Kennedy Wilson adopted the 2009 Equity Participation Plan ("the Equity Plan") that allows for the grant of up to approximately 2.5 million shares of common stock. As of December 31, 2012 all the restricted share awards were granted to employees, which vest ratably over a five year period. Vesting of the restricted share awards is contingent upon the expected achievement of a performance target as of the initial vesting date of November 13, 2010 and each of the next four years thereafter. The performance targets were achieved for 2010, 2011 and 2012. From inception of the plan through December 31, 2012, 1,454,467 shares have vested and been issued to participants and 23,512 shares have been forfeited. These restricted share awards are recognized as expense on a tranche by tranche basis over the five year performance period. As of December 31, 2012, there was $5.0 million of unrecognized compensation cost for the Equity Plan related to unvested restricted shares.
In June 2012, Kennedy Wilson adopted and its shareholders approved the Amended and Restated 2009 Equity Participation Plan (the "Amended and Restated Plan") under which an additional 3,170,000 shares of common stock have been reserved for restricted stock grants to officers, employees, non-employee directors and consultants. The terms of the awards granted under the 2009 Amended and Restated Equity Participation Plan are set by the Company's compensation committee at its discretion. During the year ended December 31, 2012, 3,170,000 shares of restricted common stock were granted under the Amended and Restated Plan along with 5,000 shares which remained under the original plan. The shares vest over five years with 40% vesting ratably in the first four years of the award period and the remaining 60% in the fifth year of the award period. Vesting of the restricted share awards is contingent upon the expected achievement of a performance target in each year of the award period with the initial vesting of the first 10% in January 2013. The performance targets were achieved for 2012. As of December 31, 2012, there was $38.0 million of unrecognized compensation cost for the Equity Plan related to unvested restricted shares which will vest over the next four years.
During the years ended December 31, 2012, 2011 and 2010, Kennedy Wilson recognized $8.1 million, $5.1 million and $8.1 million, respectively, of compensation expense related to the vesting of restricted common stock awarded in 2012 and prior awards and is included in compensation and related expense in the accompanying consolidated statements of operations.
The following table sets forth activity under the Equity Plan and Amended and Rested Plan:

Shares
Nonvested at December 31, 2010	2,003,600
Granted	3,000
Vested	(493,043)
Forfeited	(4,950)
Nonvested at December 31, 2011	1,508,607
Granted	3,175,000
Vested	(493,643)
Forfeited	—
Nonvested at December 31, 2012	4,189,964